                                                                      Exhibit 21
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




                SUBSIDIARIES AND AFFILIATES OF CATERPILLAR INC.

                                                                               Jurisdiction in
Name of Company                                                                which Organized
---------------                                                                ---------------
Advanced Filtration Systems Inc.                                                      Delaware
Amur Machinery & Services                                                               Russia
Anchor Coupling Inc.                                                                  Delaware
AO Caterpillar Commercial                                                               Russia
AO Nevamash                                                                             Russia
AO NOVOTRUCK                                                                            Russia
Aquila Mining Systems Ltd.                                                              Canada
Balderson Inc.                                                                          Kansas
Carter Machinery Company, Incorporated                                                Delaware
Caterpillar Agricultural Products Inc.                                                Delaware
Caterpillar Americas Co.                                                              Delaware
  Caterpillar Americas Funding Inc.                                                   Delaware
  NOIL Participacoes e Comercio S.A.                                                    Brazil
     Lion S.A.                                                                          Brazil
Caterpillar Asia Pacific Holding Inc.                                                 Delaware
  Caterpillar (China) Investment Co., Ltd.                                               China
     Caterpillar Xuzhou Ltd.                                                             China
  Caterpillar (HK) Limited                                                           Hong Kong
  Caterpillar Shanghai Engine Company Ltd.                                               China
  V-Trac Holdings Limited                                                         Cook Islands
     V-Trac Infrastructure Development Company                                         Vietnam
Caterpillar Asia Pte. Ltd.                                                           Singapore
Caterpillar of Australia Ltd.                                                        Australia
  Energy Power Systems Australia Pty. Limited                                        Australia
     Energy Power Systems PNG Pty. Limited                                          New Guinea
     EPSA Superannuation Nominees Pty. Ltd.                                          Australia
     Mine Power Australia Pty. Ltd.                                                  Australia
Caterpillar Brasil Ltda.                                                                Brazil
  Caterpillar Administracao e Participacoes S/C Ltda.                                   Brazil
Caterpillar Building Construction Products AG                                      Switzerland
Caterpillar of Canada Ltd.                                                              Canada
Caterpillar Commercial N.V.                                                            Belgium
  Caterpillar Group Services N.V.                                                      Belgium
  Hindustan Powerplus Limited                                                            India
Caterpillar Commercial Services Ltd.                                                    Canada
Caterpillar of Delaware, Inc.                                                         Delaware
  Caterpillar Industrial Products, Inc.                                               Delaware
     Nexus International Inc.                                                         Delaware
Caterpillar Elphinstone Pty. Ltd.                                                    Australia
  Elphinstone Commercial Services Ltd.                                                  Canada
Caterpillar Export Limited                                                   US Virgin Islands
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
Caterpillar Financial Services Corporation                                              Delaware
     Bio-energy Partners                                                                Illinois
     Caterpillar Credit Services Asia Pte. Ltd.                                        Singapore
     Caterpillar Finance France S.A.                                                      France
     Caterpillar Financial Asset Sales Corporation                                        Nevada
     Caterpillar Financial Asset Sales L.L.C.                                          Tennessee
     Caterpillar Financial Australia Limited                                           Australia
     Caterpillar Financial Corporacion Financiera S.A., E.F.                               Spain
     Caterpillar Financial Funding Corporation                                            Nevada
     Caterpillar Financial Leasing, S.A., S.A.F.                                           Spain
     Caterpillar Financial Member Company                                               Delaware
     Caterpillar Financial Nordic Services A.B.                                           Sweden
        Caterpillar Financial Services Norway AS                                          Norway
     Caterpillar Financial Receivables Inc.                                             Delaware
     Caterpillar Financial Renting S.A.                                                    Spain
     Caterpillar Financial Services Holding GmbH                                         Germany
        Caterpillar Leasing GmbH (Ismaning)                                              Germany
        Caterpillar Leasing GmbH (Leipzig)                                               Germany
        Caterpillar Vibra-Ram Verwaltungs GmbH                                           Germany
          Caterpillar Vibra-Ram GmbH & Co. KG (VIVRA)                                    Germany
        EDC European Excavator Design Center GmbH & Co. KG                               Germany
        EDC European Excavator Design Center Verwaltungs GmbH                            Germany
        MaK Motoren GmbH                                                                 Germany
          Germanischer Lloyd AG                                                          Germany
          Guangzhou MaK Diesel Engine Ltd.                                                 China
          Machinefabriek Bolier B.V.                                                 Netherlands
             MaK Netherlands B.V.                                                    Netherlands
             Financieringsmaatschappij Boiler B.V.                                   Netherlands
              Diesel Sales & Services Merwedehaven B.V.                              Netherlands
              Laminex V.o.f.                                                         Netherlands
          MaK Americas Inc.                                                               Canada
          MaK Scandinavia A/S                                                            Denmark
          MaK Wohnungsbaugesellschaft mbH                                                Germany
     Caterpillar Financial Services Limited                                               Canada
     Caterpillar Financial Services (U.K.) Limited                                       England
     Caterpillar International Finance plc                                               Ireland
     Grupo Financiero Caterpillar Mexico, S.A. de C.V.                                    Mexico
         Caterpillar Arrendadora Financiera, S.A. de C.V.                                 Mexico
         Caterpillar Credito, S.A. de C.V. Soc. Fin. de Obj. Lim.                         Mexico
         Caterpillar Factoraje Financiero, S.A. de C.V.                                   Mexico
         Caterpillar Leasing Chile S. A.                                                   Chile
         GFCM Servicios, S.A. de C.V.                                                     Mexico
     MICA Energy Systems                                                                Michigan
Caterpillar Financial Services N.V.                                         Netherlands Antilles
Caterpillar Holding (France) S.A.R.L.                                                     France
     MaK Mediterranee S.A.S.                                                              France
Caterpillar Hungary Component Manufacturing Company Ltd.                                 Hungary
Caterpillar Industrial Inc.                                                                 Ohio
     Mitsubishi Caterpillar Forklift America Inc.                                       Delaware
         Material Handling Associates, Inc.                                             Delaware
         Rapidparts                                                                     Delaware
     Mitsubishi Caterpillar Forklift Asia Pte. Ltd.                                    Singapore
     Mistubishi Caterpillar Forklift Europe B.V.                                     Netherlands
Caterpillar Insurance Co. Ltd.                                                           Bermuda
Caterpillar Insurance Services Corporation                                             Tennessee
Caterpillar International Leasing L.L.C.                                                Delaware

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
Caterpillar Investment Management Ltd.                                                   Delaware
     Caterpillar Securities Inc.                                                         Delaware
Caterpillar Logistics Services, Inc.                                                     Delaware
     Caterpillar Logistics Services Belgium N.V.                                          Belgium
     Caterpillar Logistics Services Spain, S.A.                                             Spain
Caterpillar Mexico S.A. de C.V.                                                            Mexico
     Inmobiliaria Conek, S.A.                                                              Mexico
Caterpillar Overseas Credit Corporation S.A.                                          Switzerland
Caterpillar Overseas S.A.                                                             Switzerland
     Caterpillar (Africa) (Proprietary) Limited                                      South Africa
     Caterpillar Asia Limited                                                           Hong Kong
     Caterpillar Belgium S. A.                                                            Belgium
     Caterpillar China Limited                                                          Hong Kong
     Caterpillar Commercial S.A.R.L.                                                       France
     Caterpillar Commerciale S.r.L.                                                         Italy
     Caterpillar France S.A.                                                               France
     Caterpillar Logistics Services Limited                                    England and Whales
     Caterpillar MHI Marketing Ltd.                                                         Japan
     Mec-Track S.r.L.                                                                       Italy
     P.T. Natra Raya                                                                    Indonesia
     Shin Caterpillar Mitsubishi Ltd.                                                       Japan
         Akashi GS Co., Ltd.                                                                Japan
         Chubu Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                    Japan
         CM Custom Products Co., Ltd.                                                       Japan
         CM Human Services Co., Ltd.                                                        Japan
         CM Logistics Services Co., Ltd.                                                    Japan
         CMEC Co., Ltd.                                                                     Japan
         D.O.M. Ltd.                                                                        Japan
         Earthmoving Resources Corporation                                                  Japan
         East Chugoku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.             Japan
            Top Try Co., Ltd.                                                               Japan
         East Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.               Japan
            Clean World Co.                                                                 Japan
            Tone Lease Co.                                                                  Japan
         G. M. Kenki Lease Co.                                                              Japan
         Hama-rental Co.                                                                    Japan
         Hokkaido Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                 Japan
            Ryosey Kenpan Co., Ltd.                                                         Japan
            Shin Hokken Ltd.                                                                Japan
         Hokken Service Co.                                                                 Japan
         Hokuetsu Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                 Japan
            Akira Shoji Co., Ltd.                                                           Japan
            F. M. K. Co., Ltd.                                                              Japan
         Hokuriku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                 Japan
            Dia Rental Hokuriku Co., Ltd.                                                   Japan
         Itoh Tekkosho Co., Ltd.                                                            Japan
         Kanagawa Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                 Japan
         Kansai Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                   Japan
            Space Attack Co., Ltd.                                                          Japan
         Kinki Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                    Japan
            Rental Sanwa Co., Ltd.                                                          Japan
         K-Lea Co., Ltd.                                                                    Japan
         Koshin Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                   Japan
            Nagano Kouki Co., Ltd.                                                          Japan
            Sanko Rental Co.                                                                Japan
         Kyoei Co. Japan

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
           Nihon Kenki Lease Co., Ltd.                                                             Japan
           North Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                   Japan
               Takuma Co.                                                                          Japan
           Rentec Co.                                                                              Japan
           Sagakiko-shokai Co., Ltd.                                                               Japan
           Sagami GS Co., Ltd.                                                                     Japan
           SCM Operator Training Co., Ltd.                                                         Japan
           SCM Shoji Co., Ltd.                                                                     Japan
           SCM System Service Co., Ltd.                                                            Japan
           Shizuoka Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                      Japan
              Seiryo Co., Ltd.                                                                     Japan
           Sowa System Co.                                                                         Japan
           Tokuden Co.                                                                             Japan
           Tokyo Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                         Japan
              Aiwa Co., Ltd.                                                                       Japan
           Tokyo Rental Co.                                                                        Japan
           Tunnel Rental Co., Ltd.                                                                 Japan
           West Chugoku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                  Japan
              Yeep Co.                                                                             Japan
              Rex World Co., Ltd.                                                                  Japan
     Solar Turbines Canada Ltd.                                                                   Canada
     Solar Turbines Europe S.A.                                                                  Belgium
     Tractor Engineers Limited                                                                     India
Caterpillar Paving Products Inc.                                                                Oklahoma
     Caterpillar Materiels Routiers S.A.                                                          France
Caterpillar Poland Ltd.                                                                           Poland
Caterpillar Power Systems Inc.                                                                  Delaware
Caterpillar Power Ventures Corporation                                                          Delaware
Caterpillar Redistribution Services Inc.                                                        Delaware
     Duecosa Limited                                                                     Channel Islands
Caterpillar Rental Services Network Inc.                                                        Delaware
Caterpillar Risk Management Services Ltd.                                                       Delaware
Caterpillar Services Limited                                                                    Delaware
Caterpillar (U.K.) Limited                                                                       England
     All Wheel Drive (Sales) Limited                                                  England and Whales
     All Wheel Drive (Manufacturing) Limited                                          England and Whales
     Caterpillar EPG Limited                                                          England and Whales
     Caterpillar Skinningrove Limited                                                 England and Whales
     Brown Group Holdings Limited                                                     England and Whales
           Archer Components Limited                                                             England
           Artix Aviation Limited                                                                England
           Automotive Development Centre Limited                                                 England
           Caterpillar Peterlee Limited                                                          England
           Caterpillar Stockton Limited                                               England and Whales
           D. J. Industries Limited                                                              England
     MaK (London) Ltd.                                                                           England
     Turner Powertrain Systems Limited                                                           England
Caterpillar World Trading Corporation                                                           Delaware
Cyclean, Inc.                                                                                   Delaware
Depositary (Bermuda) Limited                                                                     Bermuda

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

F.G. Wilson, L.L.C.                                                                    Delaware
     F.G. Wilson (Engineering) Ltd.                                            Northern Ireland
           Everton Engineering (N.I.) Limited                                  Northern Ireland
           F.G. Wilson Australia Pty. Ltd.                                            Australia
           F.G. Wilson Engineering (Dublin) Limited                                     Ireland
           F.G. Wilson (Engineering) HK Limited                                       Hong Kong
           F.G. Wilson Engineering Vertriebs-GmbH                                       Germany
           F.G. Wilson Incorporated                                                    Delaware
           F.G. Wilson (Proprietary) Limited                                       South Africa
           F.G. Wilson S.A.                                                              France
           F.G. Wilson Singapore Pte. Ltd.                                            Singapore
           Genrent Limited                                                     Northern Ireland
Hydropro S.r.L.                                                                           Italy
Leo, Inc.                                                                            Washington
     Vanguard Hydraulic Pipelayer, Inc.                                              Washington
Lexington Real Estate Holding Corporation                                              Delaware
MaK Americas Inc.                                                                      Illinois
Peoria Medical Research Corporation                                                    Illinois
Rapisarda Industries S.r.L.                                                               Italy
RR-1 Limited Partnership                                                               Illinois
Solar Turbines Incorporated                                                            Delaware
     OTSG, Inc.                                                                        Delaware
     Solar Turbines International Company                                              Delaware
           Energy Services International Group, Ltd.                                   Delaware
           Energy Services International Limited                                        Bermuda
           P. T. Solar Services Indonesia                                             Indonesia
           Servtech Limited                                                             Ireland
           Turboservices SDN BHD                                                       Malaysia
     Solar Turbines Services Company                                                 California
     Turbinas Solar S.A. de C.V.                                                         Mexico
     Turbinas Solar de Venezuela, C.A.                                                Venezuela
     Turbo Tecnologia de Reparaciones S.A. de C.V.                                       Mexico
STI Capital Company                                                                    Delaware
Tecnologia Modificada S.A. de C.V.                                                       Mexico
UNOC Equipment and Supply, L.L.C.                                                      Delaware
     AO UNOC Equipment and Supply                                                        Russia

-----------------------

               For further information see Notes to Consolidated Financial
             Statements incorporated by reference from the 1997 Annual Meeting Proxy Statement.